J.P. MORGAN INCOME FUNDS

JPMorgan Ex-G4 Currency Strategies Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated February 28, 2014 to the

Prospectus and Summary Prospectus dated February 28, 2014, as supplemented

NOTICE OF LIQUIDATION OF THE JPMORGAN EX-G4 CURRENCY STRATEGIES FUND. The Board of Trustees of the JPMorgan Ex-G4 Currency Strategies Fund (the “Fund”) has approved the liquidation and dissolution of the Fund on or about March 10, 2014 (the “Liquidation Date”). Effective immediately, the Fund may depart from its stated investment objective and strategies as it increases its cash holdings in preparation for the liquidation. Unless you have a Fund direct individual retirement account (“IRA”) where State Street Bank and Trust serves as the custodian, on the Liquidation Date, the Fund shall distribute pro rata to its shareholders of record all of the assets of the Fund in complete cancellation and redemption of all of the outstanding shares of beneficial interest, except for cash, bank deposits or cash equivalents in an estimated amount necessary to (i) discharge any unpaid liabilities and obligations of the Fund on the Fund’s books on the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (ii) pay such contingent liabilities as the officers of the Fund deem appropriate subject to ratification by the Board. Capital gain distributions, if any, may be paid on or prior to the Liquidation Date. As of the Liquidation Date, all references to the Fund in the Prospectuses and Statement of Additional Information are hereby deleted. If you have a Fund direct IRA account, your shares will be exchanged for the corresponding class of shares of the JPMorgan Liquid Assets Money Market Fund as specified below if you do not provide alternative direction prior to the Liquidation Date. For all other IRA accounts, the proceeds will be invested based upon guidelines of the Plan administrator.

Share Class of JPMorgan Ex-G4 Currency Strategies Fund	Share Class of JPMorgan Liquid Assets Money Market Fund
Class A Shares	Morgan Shares
Class C Shares	Morgan Shares
Select Class Shares	Morgan Shares

Upon liquidation, shareholders holding Class A Shares or Select Class Shares will be permitted to use their proceeds from the liquidation to purchase Class A Shares of another J.P. Morgan Fund at net asset value within 90 days of the liquidating distribution. They may also purchase other share classes for which they are eligible. Shareholders holding Class C Shares will be permitted to use their proceeds from the liquidation to purchase at net asset value Class C Shares of another J.P. Morgan Fund or other shares classes for which they are eligible. If Shareholders of Class C Shares purchase Class C Shares of another J.P. Morgan Fund, no contingent deferred sales charge will be imposed on sales of Class C Shares bought with proceeds from the liquidation, provided that the purchase is made within 90 days of the liquidating distribution.

FOR EXISTING SHAREHOLDERS OF RECORD OF THE FUND AS OF FEBRUARY 18, 2014, ADDITIONAL PURCHASES OF FUND SHARES WILL BE ACCEPTED UP TO AND INCLUDING MARCH 3, 2014 AFTER WHICH NO NEW PURCHASES WILL BE ACCEPTED. FOR ALL OTHER INVESTORS, PURCHASES OF FUND SHARES WILL NO LONGER BE ACCEPTED EFFECTIVE FEBRUARY 19, 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-EXG4-214

Summary Prospectus February 28, 2014

JPMorgan Ex-G4 Currency Strategies Fund

Class/Ticker:     A/EXGAX     C/EXGCX     Select/EXGSX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2014, as supplemented, are incorporated by reference into this Summary Prospectus.

What is the goal of the Fund?

The Fund seeks to provide total return.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in J.P. Morgan Funds. More information about these and other discounts is available from your financial intermediary and in “How to Do Business with the Funds — SALES CHARGES” on page 30 of the prospectus and in “PURCHASES, REDEMPTIONS AND EXCHANGES” in Appendix A to Part II of the Statement of Additional Information.

SHAREHOLDER FEES (Fees paid directly from your investment)
	Class A	Class C	Select Class
Maximum Deferred Sales Charge (Load) Imposed on Purchases as a % of Offering Price	3.75%	NONE	NONE
Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	1.00%	NONE
	(under $1 million)

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Select Class
Management Fees	0.55%	0.55%	0.55%
Distribution (Rule 12b-1) Fees	0.25	0.75	NONE
Other Expenses	0.52	0.51	0.51
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.27	0.26	0.26
Acquired Fund Fees and Expenses	0.08	0.08	0.08

Total Annual Fund Operating Expenses	1.40	1.89	1.14
Fee Waivers and Expense Reimbursements[1]	(0.52)	(0.26)	(0.46)

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[1]	0.88	1.63	0.68

1	The Fund’s adviser, administrator and distributor (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80%, 1.55% and 0.60% of the average daily net assets of Class A, Class C and Select Class Shares, respectively. This contract cannot be terminated prior to 3/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 2/28/15 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	461	752	1,064	1,948
CLASS C SHARES ($)	266	569	997	2,190
SELECT CLASS SHARES ($)	69	317	583	1,345

IF YOU DO NOT SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES ($)	461	752	1,064	1,948
CLASS C SHARES ($)	166	569	997	2,190
SELECT CLASS SHARES ($)	69	317	583	1,345

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

What are the Fund’s main investment strategies?

The Fund seeks to provide exposure to a combination of currencies other than G4 currencies. The G4 currencies are the U.S. Dollar, Euro, Yen and the Pound Sterling (GBP). “Currency Strategies” in the Fund’s name refers to the Fund’s strategies of investing in debt securities and using derivatives to gain exposure to non-G4 currencies and to hedge U.S. dollar investments to other currencies.

The Fund will invest in debt securities of foreign issuers in both developed and emerging markets that are governments, quasi-government, supranational, and government agencies, and to a lesser extent, corporations. As part of its principal strategies, the Fund may utilize debt securities structured as bonds, variable and floating rate instruments, and structured investments including currency-linked notes. There is no limit on the number of countries in which the Fund may invest and the Fund may focus its investments in a single country or small group of countries at any time.

In addition to investments in securities, the Fund will use derivatives to gain exposure to non-G4 countries and currencies. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund may use futures contracts, options, swaps, and forwards including non-deliverable forwards as a substitute for securities in which the Fund can invest. The Fund typically uses foreign currency derivatives including forward foreign currency contracts to seek to increase income or gain to the Fund, as part of its risk management process to establish or adjust the Fund’s exposure to particular foreign currencies, to hedge an investment in one foreign currency back to another foreign currency and to hedge U.S. dollar investments to non-G4 currencies.

To maintain asset coverage requirements for the Fund’s derivative positions and for short-term investment and cash management purposes, the Fund may invest its assets in U.S. dollar-denominated investments such as registered investment companies including a J.P. Morgan money market fund, securities issued by the U.S. government and its agencies, or other U.S. dollar-denominated investments. Consistent with the Fund’s strategy of providing exposure to non-G4 currencies, the Fund will use currency derivatives to hedge its U.S. dollar-denominated investments back to non-G4 currencies but may not always be able to do so.

Under normal circumstances, at least 50% of the Fund’s total assets will be rated AAA or the equivalent by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s Corporation (S&P), or Fitch Ratings (Fitch) or the unrated equivalent. The Fund may invest up to 10% of its total assets in below investment grade securities (also called junk bonds). The Fund seeks to maintain a duration of two years or less, although, under certain market conditions such as in periods of significant volatility in interest rates and spreads, the Fund’s duration may be longer than two years. Duration is a measure of the price sensitivity of a debt security or a derivative or a portfolio of debt securities and/or derivatives to relative changes in interest rates. For instance, a duration of “two” means that an instrument’s or portfolio’s price would be expected to decrease by approximately 2% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The adviser will seek to achieve the Fund’s objective by actively managing the Fund’s exposure to currencies, interest rates, and sectors. The adviser actively manages interest rate exposure through duration management, country allocation, and yield curve positioning. The adviser buys and sells securities and investments for the Fund based on its view of currency, interest rates, and sectors. The adviser is value oriented and makes decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, currency risk, credit risk, investor flows and the complex legal and technical structure of the transactions. With respect to currency management, the adviser adjusts the exposure of the portfolio to overweight or underweight individual currencies relative to a broad basket of international currencies.

The Fund is non-diversified.

The Fund’s Main Investment Risks

The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Interest Rate and Credit Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally drops. Given the historically low interest rate environment, risks associated with rising rates are heightened. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The Fund’s investments are subject to the risk that the issuer or the counterparty will fail to make payments when due or default completely. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments.

Foreign Securities and Emerging Markets Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settle-

ment, possible foreign controls on investment, liquidity risks, and less stringent investor protection and disclosure standards of foreign markets. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered and may be subject to increased risk that the counterparty will fail to make payments when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” The Fund may concentrate its investments in a single country or small group of countries and be subject to greater volatility than a more geographically diversified fund.

Sovereign Debt Risk. The Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

High Yield Securities Risk. The Fund may invest in securities that are issued by companies that are highly leveraged, less credit-worthy or financially distressed. These investments (known as junk bonds) are considered to be speculative and are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties and potential illiquidity.

Derivative Risk. Derivatives, including futures contracts options, swaps and forwards including non-deliverable forwards, may be riskier than other types of investments and may increase volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation. Certain of the Fund’s transactions in foreign currency derivatives and other derivatives could also affect the amount, timing and character of dis-

tributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Strategy Risk. The Fund’s use of foreign currency derivatives including currency forwards may not be effective to gain exposure to a non-G4 currency or to hedge the Fund’s investments in U.S. dollar-denominated investments back to a non-G4 currency. The Fund may invest a significant amount of its assets in U.S. dollar-denominated securities including registered investment companies and U.S. government and agency securities to support its derivative strategies. To the extent that the Fund’s hedging strategy is not successful, the Fund may have exposure to the U.S. dollar because of such investments. In addition, even if the Fund’s hedging strategies are successful, the Fund will be subject to risks associated with its U.S. dollar-denominated securities including interest rate and credit risk as well as risks specific to U.S. government and agency securities and securities of registered investment companies.

Shareholders will bear both their proportionate share of the Fund’s expenses and similar expenses of an investment company in which the Fund invests. The Fund’s investments in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) securities) are subject to government securities risk. Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations in the future.

Redemption Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.

You could lose money investing in the Fund.

The Fund’s Past Performance

This section provides some indication of the risks of investing in the Fund. The bar chart shows how performance of the Fund’s Select Class Shares has varied from year to year for the past two calendar years. The table shows the average annual total returns over the past one year and life of the Fund. The table compares that performance to the Barclays Global Treasury 1–3 Year Index, a broad-based securities market index, the Barclays Global Ex-G4 Benchmark Currency Index, as well as the Lipper Alternative Currency Strategies Average. The Lipper index is based on the total return of all mutual funds within the Fund’s designated category as determined by Lipper. Unlike the other indexes, the Lipper index includes the expenses of the mutual funds included in the index. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

Best Quarter	1st quarter, 2012	3.39%
Worst Quarter	2nd quarter, 2013	–3.91%

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2013)
	Past 1 Year	Life of Fund Since (11/30/11)
SELECT CLASS SHARES
Return Before Taxes	(3.52)%	(0.19)%
Return After Taxes on Distributions	(3.52)	(0.40)
Return After Taxes on Distributions and Sale of Fund Shares	(1.99)	(0.21)
CLASS A SHARES
Return Before Taxes	(7.30)	(2.15)
CLASS C SHARES
Return Before Taxes	(5.33)	(1.07)
BARCLAYS GLOBAL TREASURY 1-3 YEAR INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(2.95)	(1.91)
BARCLAYS GLOBAL EX-G4 BENCHMARK CURRENCY INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	(5.69)	0.11
LIPPER ALTERNATIVE CURRENCY STRATEGIES AVERAGE
(Reflects No Deduction for Taxes)	(3.02)	(0.27)

After-tax returns are shown for only the Select Class Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Iain T. Stealey	2013	Executive Director

Purchase and Sale of Fund Shares

Purchase minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$25
For Select Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary
•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPRO-EXG4-ACS-214